UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 2, 2005

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               0-8328                                     84-0608431
       (Commission File Number)                       (I.R.S. Employer
                                                    Identification Number)

                                 (303) 655-5700
              (Registrant's Telephone Number, Including Area Code)

          5405 Spine Road, Boulder, Colorado                  80301
    (Address of Principal Executive Offices)                (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 |_|  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
 |_| Pre-commencement communications pursuant to Rule 14d-2(b)under Exchange Act (17 CFR 240.14d-2(b))
 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 1.01     Entry into a Material Definitive Agreement

     On December 2, 2005, Dynamic Materials Corporation, a Delaware corporation (the "Company"), through its AMK Welding Division ("AMK"), entered into a Supply Agreement (the "Supply Agreement") with General Electric Company, through its GE Energy Business ("GEE"). GEE is a major customer of the Company. Pursuant to the Supply Agreement, AMK will perform a range of welding, heat treatment and non-destructive testing services on ground-based power turbine components. Annual production volumes associated with the Supply Agreement will be subject to the receipt of firm orders by GEE from its customers. The Supply Agreement will remain in effect for a period of five years.

     A copy of the press release announcing the execution of the Supply Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits.

Exhibit 10.1 Supply Agreement, dated as of November 29, 2005, by and between General Electric Company, through its GE Energy Business, and Dynamic Materials Corporation, through its AMK Welding Division.

Exhibit 99.1. Press Release, dated December 5, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  DYNAMIC MATERIALS CORPORATION


                                  By:   /s/ Richard A. Santa
                                       ---------------------------------------
                                       Richard A. Santa
                                       Vice President and Chief Financial
                                       Officer



Dated:  December 5, 2005

                                INDEX TO EXHIBITS

Number        Description

Exhibit 10.1 Supply Agreement, dated as of November 29, 2005, by and between General Electric Company, through its GE Energy Business, and Dynamic Materials Corporation, through its AMK Welding Division.

Exhibit 99.1. Press Release, dated December 5, 2005.